FINANCIAL INVESTORS TRUST

SUPPLEMENT DATED NOVEMBER 2, 2020 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
FOR THE RONDURE NEW WORLD FUND (THE “FUND’) DATED AUGUST 31, 2020, AS
SUPPLEMENTED FROM TIME TO TIME

Effective immediately, Lydia So has joined the portfolio management team of the Fund. Therefore, the following changes are being made with respect to the Fund.

Summary Prospectus/Prospectus

The section entitled “Portfolio Managers” in the summary prospectus and in the summary section of the prospectus with respect to the Fund is hereby deleted and replaced in its entirety with the following:

Portfolio Managers

Laura Geritz, CFA, MA, Chief Executive Officer of the Adviser, has been a portfolio manager of the Fund since its inception in 2017. Lydia So, Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since November 2020.

Prospectus

The following information is added after the last paragraph in the section entitled “The Portfolio Manager” in the prospectus with respect to the Fund:

Lydia So, CFA

Lydia So is a Portfolio Manager for the Rondure New World Fund. Her primary focus is on developing markets and her secondary focus is on international developed markets.

Prior to joining Rondure in 2020, Ms. So spent 15 years at Matthews Asia, initially as research analyst covering Asia ex Japan equities. She served as Co-Portfolio Manager for the Matthews Asia Science & Technology Fund (MATFX; now known as Matthews Asia Innovators Fund) from 2008 - 2017. Ms. So was the founding Lead Portfolio Manager for the Matthews Asia Small Companies Fund (MSMLX) from its inception in 2008 - 2020, and Co-Portfolio Manager for the Matthews China Small Companies Fund (MCSMX) from 2019 -2020.

Ms. So started her career in the investment industry in 1999 at Kochis Fitz Wealth Management in San Francisco. In 2001, she joined Dresdner RCM Global Investors as a portfolio associate working on U.S. Large Cap equity strategies.

Ms. So graduated from University of California, Davis, earning a BA in Economics. She is a CFA charter holder.

Experience

2020 –	Portfolio Manager on the Rondure New World Fund
2004 – 2020

Portfolio Manager and Research Analyst at Matthews Asia: Co-Portfolio Manager for the Matthews China Small Companies Fund (MSCMX) from 2019-2020; Lead Portfolio Manager for the Matthews Asia Small Companies Fund (MSMLX) from its inception in 2008 – 2020; Co-Portfolio Manager for the Matthews Asia Science & Technology Fund (MATFX; now known as Matthews Asia Innovators Fund) from 2008 – 2017

2001 – 2004	Portfolio Associate at Dresdner RCM Global Investors
1999 – 2001	Investment Operations Specialist at Kochis Fitz Wealth Management

Statement of Additional Information

The following information is added to the table under the heading/subheading “PORTFOLIO MANAGERS/Other Accounts Managed by Portfolio Manager” of the Statement of Additional Information with respect to each Fund:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)*	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Lydia So* (Portfolio Manager)	0	$0	0	$0	0	$0

*	Information is as of September 30, 2020.

The following information should be included under the heading/subheading “PORTFOLIO MANAGERS/Ownership of Securities” of the Statement of Additional Information with respect to each Fund:

Ownership of Securities

Portfolio Manager	Fund	Dollar Range of Ownership
Lydia So	Rondure New World Fund	$0

*	Information is as of September 30, 2020.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE